SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2017 (December 11, 2017)

CALMARE THERAPEUTICS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08696	36-2664428
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1376 Kings Highway
Fairfield, CT 06824
(Address of principal executive offices)
203-368-6044
(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment on Form-8K/A is being filed to include a letter from BDO USA, LLP, dated December 19, 2017, as Exhibit 16.1 hereto. The letter was not included in the initial filing of the Form 8-K because it was not received by the Company until December 19, 2017, which was subsequent to the date of the filing of the original Form 8-K

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFIED ACCOUNTANT.

On December 11, 2017, Calmare Therapeutics Incorporated (the “Company”) was notified by BDO USA, LLP (the “Accountants”) that the Accountants have resigned as the Company’s independent auditors. The Company has commenced the process of identifying another independent, outside auditor for the Company and will disclose the selection when made on a subsequent current report on Form 8-K.

The Accountants have not yet provided reports on the Company’s financial statements and have therefore not provided an adverse opinion or disclaimer of opinion or qualified or modified its opinion.

The Company has not had any disagreements with the Accountants.

In the letter to the Audit Committee on December 11, 2017, the Accountants stated that the following areas “appear to represent” material weaknesses in the Company’s internal controls over financial reporting: (i) revenue recognition; (ii) inventory; (iii) deferment of wages and/or commissions; (iv) defaults under loans; (v) lapse of D&O insurance coverage; (vi) loans from the Chairman of the Audit Committee to the Company; (vii) certain tax considerations that have not been addressed by the Company; and (viii) the failure of the Company to provide detailed analysis of the accounting and reporting considerations for most ongoing or new debt and equity transactions. The Accountants recommended that the Audit Committee evaluate with management the weaknesses noted above.

Our Audit Committee plans to pursue these matters and will authorize the Accountants to respond fully to the inquiries of our successor accountant concerning the subject matter addressed in its resignation letter.

The Company previously provided to the Accountants a copy of the originally-filed Form 8-K concerning this matter and requested that the Accountants furnish a letter to the Securities and Exchange Commission stating whether the Accountants agree with the statements of the originally-filed Form 8-K. A copy of the Accountant’s letter dated December 19, 2017, and which was received by the Company on December 19, 2017, is attached as Exhibit 16.1 hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

16.1	Letter of BDO USA, LLP dated December 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 21, 2017	Calmare Therapeutics Incorporated

	By:	/s/ Conrad Mir
Conrad Mir
Chief Executive Officer